Exhibit 32.1

                Certification Pursuant to 18 U.S.C Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of clickNsettle.com, Inc. (the "Company") on Form 10-QSB for the three and nine months ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-QSB"), I, Roy Israel, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that;

                  (1) The Form 10-QSB fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

                  (2) The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 11, 2004

/s/ Roy Israel
-----------------------------------------------------
Roy Israel - Chairman of the Board, CEO and President


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